[Mail out to all media representatives attending ISI Las Vegas 1996.]

                 WE ARE LOOKING FORWARD TO SEEING YOU IN VEGAS!

Whether it is searching through hundreds of earnings reports in Reno, Nevada or tracking through hundreds of miles of gold mining tunnels in continents around the world, United Services' veteran portfolio managers Art Bonnel and Victor Flores seek GROWTH.

POSITIVE EARNINGS GROWTH

With over 25 years investment experience, Art is a veteran in the mutual fund industry. He chooses to stay away from the Wall Street rumor mill and concentrate on companies' quarterly reports from his home in Nevada. He looks for four criteria, including earnings growth, current ratio, low debt and substantial equity ownership, in a stock before he will even consider buying into it. This investment strategy has been very good to Art in the past and earned the Bonnel Growth Fund a return of 45% for the one year period ending February 1, 1996.*


GROWTH OF PRODUCTION AND RESERVES

Victor, a mineral economist and geologist has spent the past year visiting mine sites in South Africa, Zimbabwe, Chile, Kenya, Mexico, Canada. Bilingual in Spanish and schooled in mineral finance, many times Victor is able to speak with the front-line laborers as well as top brass management. He is able to inspect and evaluate the quality of the vein deposits as well the caliber and efficiency of the workforce. His experience and knowledge have enabled Victor to manage one of the top performing gold funds of 1995. As of February 6, for the one year period, the U.S. World Gold Fund was up over 58.11%.**


                                UNITED SERVICES
                      GLOBAL FINANCIAL SOLUTIONS FOR GROWTH


           *One year total return of 2/1/96: 45.44%. Life of the fund (inception date, 10-17-94) total return as of 2/1/96: 33.33%.

    **18.97% and 9.16% were the respective average annual total returns for the 5 and 10 year periods as of 2-6-96.

Investment return and principal value will fluctuate. You may have a gain or loss when you sell shares. Past performance is no guarantee of future results. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS (1-800-873-8637). Please read the prospectus carefully before investing. Like all other mutual funds, Fund shares are not backed by the U.S. Government.